Exhibit 10.49

Amendment No. 1

to

GAS GATHERING, PROCESSING AND PURCHASE AGREEMENT

This Amendment No. 1 to Gas Gathering, Processing and Purchase Agreement (this “Amendment No. 1”) is made and entered into as of the 1st day of October, 2017 (the “Amendment No. 1 Effective Date”), by and between Lucid Energy Delaware, LLC, a Delaware limited liability company (“Buyer”) and Lilis Energy, Inc., a Nevada corporation (“Seller”). Buyer and Seller are sometimes referred to in this Amendment No. 1 individually as a “Party” and collectively as the “Parties.” Capitalized terms used herein but not defined herein will have the meanings set forth in the Agreement.

Background:

Buyer and Seller are parties to that certain Gas Gathering, Processing and Purchase Agreement with an Effective Date of August 10, 2017 (the “Agreement”).

Agreement:

In consideration of the premises and of the mutual covenants set forth in this Amendment, the Parties agree as follows:

Section 1. Amendment to the Agreement.

(a)               Exhibit D to the Agreement is hereby deleted in its entirety and replaced with the attached Exhibit D-1. As of the Amendment No. 1 Effective Date, all references in the Agreement to Exhibit D will be references to Exhibit D-1.

(b)               Exhibit E to the Agreement is hereby deleted in its entirety and replaced with the attached Exhibit E-1. As of the Amendment No. 1 Effective Date, all references in the Agreement to Exhibit E will be references to Exhibit E-1.

Section 2. Miscellaneous.

(a)               Except as amended by this Amendment No. 1, all of the terms and provisions of the Agreement will remain in full force and effect.

(b)               Each capitalized term used in this Amendment No. 1 that is not otherwise defined in this Amendment No. 1 has the meaning assigned to such term in the Agreement.

(c)               This Amendment No. 1 may be executed by the Parties in counterparts (including without limitation facsimile counterparts), each of which will be deemed an original.

(d)               This Amendment No. 1 is effective on the Amendment No. 1 Effective Date and is binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns.

(e)               This Amendment No. 1 will be governed by and construed in accordance with the laws of the State of Texas.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed in duplicate originals by their duly authorized officers on the dates indicated below but as of the Amendment No. 1 Effective Date.

SELLER:		BUYER:

LILIS ENERGY, INC.		LUCID ENERGY DELAWARE, LLC

By:	/s/ Jim Linville	By:	/s/ Scott Brown
Name:	Jim Linville	Name:	Scott Brown
Title:	Chief Executive Officer	Title:	Executive Vice President and CCO
Date:	11/9/17	Date:	11/10/17

EXHIBIT D-1

to

GAS GATHERING, PROCESSING AND PURCHASE AGREEMENT

dated as of October 1, 2017

between

LUCID ENERGY DELAWARE, LLC

(Buyer)

and

LILIS ENERGY, INC.

(Seller)

LOW PRESSURE RECEIPT POINTS

Meter Number	Points of Receipt Name	County, State	Lat/Long
TBD	Crittendon Field Station LP	Winkler, Texas	TBD

HIGH PRESSURE RECEIPT POINTS

Meter Number	Points of Receipt Name	County, State	Lat/Long
TBD	Wild Hog	Lea, New Mexico	TBD
TBD	Prize Hog	Lea, New Mexico	TBD
TBD	Crittendon North	Winkler, Texas	TBD
TBD	Crittendon Field Station HP	Winkler, Texas	TBD
TBD	Crittendon East	Winkler, Texas	TBD

DELIVERY POINTS

Meter Number	Points of Delivery Name	County, State	Lat/Long
37914	El Paso/Kinder Morgan	Lea, New Mexico	32.2888°/-103.6478°
95720	Transwestern	Lea, New Mexico	32.2111°/-103.5948°

PLANT PRODUCTS DELIVERY POINTS

Meter Number	Points of Delivery Name	County, State	Lat/Long
TBD	Red Hills Tailgate with redelivery to ONEOK West Texas	Lea, New Mexico	32.3651°/-103.1537°
TBD	Enterprise Pipeline	Lea, New Mexico	32.2168°/-103.5246°
TBD	Enterprise Pipeline	Eddy, New Mexico	32.2665°/-104.1180°
TBD	DCP Sand Hills[1]	Lea, New Mexico	TBD

1 – Should Seller request to Take-In-Kind, per Article 4.5 of the Agreement, and deliver to DCP Sand Hills, Seller’s ability to deliver to such Delivery Point shall be subject to Seller entering into all Plant Product transportation agreements.

** Exhibit D will be amended to add meter numbers and locations of facilities if/when Buyer establishes such Plant Products Delivery Points.

END OF EXHIBIT D-1

Amendment No. 1 dated October 1, 2017

To Gas Gathering, Processing and Purchase Agreement effective August 10, 2017

EXHIBIT E-1

to

GAS GATHERING, PROCESSING AND PURCHASE AGREEMENT

dated as of October 1, 2017

between

LUCID ENERGY DELAWARE, LLC

(Buyer)

and

LILIS ENERGY, INC.

(Seller)

INTERESTS IN THE DEDICATED ACREAGE

State	County	Description
New Mexico	Lea	Section 21, Township 26 S, Range 35 E
New Mexico	Lea	Section 19, Township 26 S, Range 36 E
New Mexico	Lea	Section 20, Township 26 S, Range 36 E
Texas	Loving	Block C24, Section 4, PSL, Cowden C C, A-1401
Texas	Winkler	Block C24, Section 4, PSL, Cowden C C, A-1397
Texas	Winkler	Block C23, Section 21, PSL, Cowden C C & L, A-1391
Texas	Winkler	Block C24, Section 2, PSL, Cowden C C, A-1396
Texas	Winkler	Block C23, Section 25, PSL, Cowden C C, A-1394
Texas	Winkler	Block C23, Section 22, PSL, Cowden C C, A-1414
Texas	Winkler	Block C24, Section 1, PSL, Cowden C C, A-1395
Texas	Winkler	Block C23, Section 24, PSL, Cowden C C, A-1393
Texas	Winkler	Block C23, Section 23, PSL, Cowden C C, A-1392
Texas	Winkler	Block C23, Section 16, PSL, Beckham W L, A-1324
Texas	Winkler	Block C23, Section 15, PSL, Beckham W L, A-1323
Texas	Winkler	Block 75, Section 1, PSL, Cowden C C, A-1381
Texas	Winkler	Block 74, Section 9, PSL, Cowden C C, A-1377
Texas	Winkler	Block 74, Section 7, PSL, Desmond J L, A-714
Texas	Winkler	Block 74, Section 6, PSL, Moreland R E, A-521
Texas	Winkler	Block 74, Section 5, PSL, Moreland R E, A-614
Texas	Winkler	Block 74, Section 5, PSL, Moreland R E, A-613
Texas	Winkler	Block 74, Section 23, Desmond, J L, A-1021
Texas	Winkler	Block 74, Section 32, Desmond, J L, A-1022
Texas	Winkler	Block 74, Section 30, Leck, R A, A-1099
Texas	Winkler	Block 74, Section 29, Leck, R A, A-1100
Texas	Winkler	Block 74, Section 25, Leck, R A, A-1102
Texas	Winkler	Block 74, Section 11, Cowden, C C, A-1379
Texas	Winkler	Block C23, Section 10, Cowden, C C, A-1383
Texas	Winkler	Block C23, Section 11, Cowden, C C, A-1384
Texas	Winkler	Block C23, Section 13, Cowden, C C, A-1386
Texas	Winkler	Block C23, Section 14, Cowden, C C, A-1387
Texas	Winkler	Block C23, Section 17, Cowden, C C, A-1388
Texas	Winkler	Block C23, Section 26, Cowden, C C, A-1415
Texas	Winkler	Block 74, Section 4, Daugherty, L, A-1482
Texas	Winkler	Block 74, Section 22, Daugherty, L, A-1487
Texas	Winkler	Block 74, Section 33, Daugherty, L, A-1488
Texas	Winkler	Block C23, Section 9, Daugherty, L, A-1491
Texas	Winkler	Block 74, Section 12, Daugherty, L, A-1495

Amendment No. 1 dated October 1, 2017

To Gas Gathering, Processing and Purchase Agreement effective August 10, 2017

Texas	Winkler	Block 74, Section 14, Leck, M J, A-1683
Texas	Winkler	Block 74, Section 15, Leck, M J, A-1684
Texas	Winkler	Block 74, Section 23, Scarborough, W F, A-1926
Texas	Winkler	Block 74, Section 31, Simpson, J S, A-628
Texas	Winkler	Block 74, Section 24, Cline, C, A-955
Texas	Winkler	Block 74, Section 26, Shafer, J B, A-972
Texas	Winkler	Block 74, Section 10, Cowden, C C, A-1378
Texas	Winkler	Block 74, Section 27, Cowden, C C, A-1380
Texas	Winkler	Block 75, Section 1, Cowden, C C, A-1381
Texas	Winkler	Block C23, Section 18, Cowden, C C, A-1389
Texas	Winkler	Block C23, Section 19, Cowden, C C, A-1390
Texas	Loving	Block C24, Section 3, Cowden, C C, A-1402
Texas	Winkler	Block 74, Section 8, Cowden, C C, A-1412
Texas	Winkler	Block C23, Section 20, Cowden, C C, A-1413
Texas	Winkler	Block C23, Section 27, Cowden, C C, A-1416
Texas	Winkler	Block C24, Section 3, Cowden, C C, A-1417
Texas	Winkler	Block 74, Section 13, Daugherty, L, A-1483

DEDICATED ACREAGE MAP

Amendment No. 1 dated October 1, 2017

To Gas Gathering, Processing and Purchase Agreement effective August 10, 2017

CONFLICTING DEDICATION

The Parties acknowledge and agree that the Interests are, as of the Effective Date, subject to prior written dedications and commitments for gathering, processing and purchase of Gas pursuant to the certain agreements provided below and that Seller shall be entitled to comply with such prior written dedications or commitments in accordance with the provisions of this Agreement.

1)	Gas Gathering Agreement dated July 2, 2012, as amended by and between Regency Field Services LLC (predecessor-in-interest to ETC Field Services LLC) and Permian Atlantis LLC (predecessor-in-interest to Lilis Energy, Inc.) with an expiration date of February 1, 2018.

2)	Gas Gathering Agreement dated August 1, 2008, as amended by and between Regency Field Services LLC (predecessor-in-interest to ETC Field Services LLC) and Lakehills Production, Inc. (predecessor-in-interest to Lilis Energy, Inc.) with an expiration date of February 1, 2018.

3)	Gas Gathering Agreement effective July 1, 2012, as amended by and between Anadarko Gathering Company LLC and SWEPI LP (predecessor-in-interest to Lilis Energy, Inc.) with an expiration date of December 31, 2017.

The Parties acknowledge and agree that the following wellbores are, as of the Effective Date, subject to prior written dedications and alternative commitments for gathering, processing and purchase of Gas and therefore, such wellbores are excluded from the Dedication.

State	County	Wellbore Name	API
Texas	Winkler	A.G. Hill	42-495-30914
Texas	Winkler	Tubb 1 Unit #1	42-495-30070
Texas	Winkler	Tubb 22 Unit #1R	42-495-10934
Texas	Winkler	Tubb 9 Unit #1	42-495-10933
Texas	Winkler	Tubb Estate 1-75 #1	42-495-30127
Texas	Winkler	Tubb Estate 21 #2	42-495-30285
Texas	Winkler	Tubb Estate 25 #1	42-495-10811
Texas	Winkler	Tubb Estate 25 #3	42-495-32097
Texas	Winkler	Wolfe Unit #1	42-495-10744
Texas	Winkler	Wolfe Unit #5	42-495-32750
Texas	Winkler	Wolfe Unit #6	42-495-32768
Texas	Winkler	Shammo	42-301-31378

END OF EXHIBIT E-1

Amendment No. 1 dated October 1, 2017

To Gas Gathering, Processing and Purchase Agreement effective August 10, 2017